Exhibit 99.1

UnionBanCal Corporation Reports Second Quarter Net Income of $154 Million

Second Quarter Highlights:

  Net income was $154 million, compared with net loss of $80 million a year earlier, and net income of $77 million in first quarter 2010.
  Total provision for credit losses was $45 million, down from $375 million prior year, and $165 million prior quarter.
  Capital strength improved in the quarter:
    Tangible common equity ratio was 8.83 percent at June 30, 2010, versus 8.47 percent at March 31, 2010.
    Tier 1 common capital ratio was 11.93 percent at June 30, 2010, versus 11.96 percent at March 31, 2010.
    Tier 1 risk-based capital ratio was 11.95 percent at June 30, 2010, versus 11.98 percent at March 31, 2010.
  Two FDIC-assisted acquisitions were completed:
    Acquired 50 branches in Washington and Oregon, deposits with a fair value of $2.5 billion, and assets with a fair value of $2.9 billion, from Everett, Washington-based Frontier Bank.
    Acquired 7 branches in California, deposits with a fair value of $422 million, and assets with a fair value of $571 million, from San Rafael, California-based Tamalpais Bank.

SAN FRANCISCO--(BUSINESS WIRE)--July 29, 2010--UnionBanCal Corporation (the Company or UB) today reported second quarter 2010 net income of $154 million, compared with net loss of $80 million a year earlier, and net income of $77 million in first quarter 2010. Total provision for credit losses was $45 million in second quarter 2010, compared with $375 million a year earlier, and $165 million in first quarter 2010. Net income (loss) included after-tax net expenses due to the privatization transaction of $8 million in second quarter 2010, $13 million in second quarter 2009, and $12 million in first quarter 2010. Mitsubishi UFJ Financial Group, Inc. (MUFG), through its wholly-owned subsidiary, The Bank of Tokyo-Mitsubishi UFJ, Ltd. (BTMU), completed its acquisition of all of the outstanding shares of the Company’s common stock (the “privatization transaction”), on November 4, 2008.

In a purchase and assumption agreement with the Federal Deposit Insurance Corporation (FDIC), on April 30, 2010, Union Bank, N.A. (the Bank), the Company’s primary subsidiary, acquired certain assets of Frontier Bank with a fair value of $2.93 billion, including $1.72 billion of loans and other real estate owned (OREO), $860 million related to the FDIC’s indemnification of the Company against certain future losses, and $345 million of other assets. Liabilities with a fair value of $2.93 billion were assumed, including $2.5 billion of deposits and $439 million of borrowings and other liabilities. All acquired loans and OREO are covered by loss share agreements between the FDIC and the Bank. Frontier Bank had 50 full service branches, all of which reopened on May 3, 2010, as Union Bank branches.

In a purchase and assumption agreement with the FDIC, on April 16, 2010, Union Bank acquired certain assets of Tamalpais Bank with a fair value of $571 million, including $381 million of loans and OREO, $41 million related to the FDIC’s indemnification of the Company against certain future losses, and $149 million of other assets. Liabilities with a fair value of $571 million were assumed, including $422 million of deposits and $149 million of borrowings and other liabilities. All acquired loans and OREO are covered by loss share agreements between the FDIC and the Bank. Tamalpais Bank had seven full-service branches, all of which reopened on April 19, 2010, as Union Bank branches.

Summary of Second Quarter Results

Second Quarter Total Revenue and Net Interest Income

For second quarter 2010, total revenue (taxable-equivalent net interest income plus noninterest income) was $847 million, up $111 million, or 15 percent, compared with second quarter 2009. Net interest income increased 9 percent, and noninterest income increased 33 percent.

Net interest income for second quarter 2010 was $603 million, up $50 million, or 9 percent, compared with second quarter 2009, primarily reflecting the impact of a $14 billion increase in average securities and lower rates paid on interest bearing deposits. These increases were partially offset by the impact of lower loan balances as loan demand remained soft in a weak economic environment, and lower yields on the securities portfolio.

Average total loans decreased $1.7 billion, or 3 percent, compared with second quarter 2009, reflecting a decrease in commercial, financial and industrial loans, partially offset by the acquisition of the Frontier Bank and Tamalpais Bank loan portfolios. Average interest bearing deposits increased $13 billion, or 32 percent; and average noninterest bearing deposits increased $906 million, or 7 percent. The strong growth in average total deposits reflects successful deposit-gathering initiatives in both the retail and commercial lines of business and the assumption of deposits from Frontier Bank and Tamalpais Bank. The liquidity that resulted from the combination of robust deposit growth and declining loan balances was invested primarily in lower yielding assets, particularly available for sale securities, due to soft demand in targeted lending markets. This contributed to a decrease in the net interest margin, from 3.41 percent for second quarter 2009, to 3.09 percent for second quarter 2010.

The annualized average all-in cost of funds was 0.58 percent in second quarter 2010, compared with 0.88 percent in second quarter 2009. The Company’s average core deposit-to-loan ratio was 114 percent in second quarter 2010, compared with 95 percent in second quarter 2009.

Compared with first quarter 2010, total revenue increased 8 percent, with net interest income up 5 percent and noninterest income up 16 percent. Average total loans increased $1 billion, or 2 percent, primarily due to the acquisition of the Frontier Bank and Tamalpais Bank loan portfolios during second quarter 2010. Average interest bearing deposits were flat, and average noninterest bearing deposits increased $427 million, or 3 percent. The net interest margin increased 14 basis points, from 2.95 percent in first quarter 2010, to 3.09 percent in second quarter 2010, primarily due to higher yields on total loans and lower rates paid on total interest bearing deposits.

Second Quarter Noninterest Income and Noninterest Expense

For second quarter 2010, noninterest income was $244 million, up $61 million, or 33 percent, from the same quarter a year ago. The increase was primarily due to a $29 million gain on the sale of securities in second quarter 2010, a $9 million increase in fees from trading account activities, a $7 million increase in gains on private capital investments, and $8 million of accretion income from indemnification assets associated with second quarter acquisitions.

Noninterest income increased $34 million, or 16 percent, compared with first quarter 2010, primarily due to a $9 million increase in merchant banking fees due to a higher volume of merchant banking transactions completed in second quarter, a $6 million increase in gains on private capital investments in second quarter, and $8 million of accretion income from indemnification assets.

Noninterest expense for second quarter 2010 was $584 million, up $52 million, or 10 percent, compared with second quarter 2009, with $26 million of the increase attributable to the Frontier Bank and Tamalpais Bank acquisitions. Salaries and employee benefits expense increased $87 million, primarily due to higher accruals for performance-related incentive expense and to an increase in employee count due to the acquisitions. Regulatory agencies expense decreased $22 million due to a one-time FDIC assessment recorded in second quarter 2009, expenses related to the privatization transaction (classified in privatization-related expense and intangible asset amortization expense) decreased $17 million, and the provision for losses on off-balance sheet commitments declined $14 million.

Noninterest expense for second quarter increased $60 million, or 11 percent, compared with first quarter 2010, with $26 million of the increase attributable to the Frontier Bank and Tamalpais Bank acquisitions.

Year-to-Date Results

For first half 2010, net income was $231 million, compared with net loss of $90 million for first half 2009. For first half 2010, income before income tax expense was $306 million, compared with loss before income tax benefit of $194 million for first half 2009. The improvement in net income was primarily due to a $440 million decrease in total provision for credit losses and a $63 million gain on the sale of securities recorded in first half 2010.

Total revenue for first half 2010 was $1.6 billion, an increase of $160 million, or 11 percent, over first half 2009. Net interest income increased $64 million, or 6 percent, and noninterest income increased $96 million, or 27 percent. Noninterest expense increased $55 million, or 5 percent, primarily due to an increase of $123 million in salaries and employee benefits expense, partially offset by a $47 million decrease in expenses related to the privatization transaction (classified in privatization-related expense and intangible asset amortization expense), and a $45 million decrease in provision for off-balance sheet commitments.

Balance Sheet

At June 30, 2010, the Company had total assets of $84 billion, up $10 billion, or 14 percent, compared with June 30, 2009. Total loans were $48 billion, down $0.5 billion, or 1 percent, compared with June 30, 2009. Total securities were $23 billion, up $14 billion, as deposit growth significantly outpaced loan growth.

At June 30, 2010, total deposits were $66 billion, up $8 billion, or 14 percent, compared with June 30, 2009. Core deposits at period-end were $53 billion, up $2 billion, or 5 percent, compared with June 30, 2009. At June 30, 2010, the Company’s core deposit-to-loan ratio was 109 percent, up from 103 percent at June 30, 2009.

Credit Quality

On April 30, 2010, in a purchase and assumption agreement with the FDIC, as receiver of Frontier Bank, Union Bank acquired loans with a fair value of $1.56 billion and OREO with a fair value of $155 million. All acquired loans and OREO are covered by loss share agreements, with various terms, between the FDIC and the Bank.

The Bank entered into two loss share agreements with the FDIC related to the Frontier Bank acquisition — one for single-family residential mortgage loans and one for commercial loans and other covered assets. Pursuant to the terms of these loss share agreements, the FDIC’s obligation to reimburse the Bank for losses with respect to loans and OREO (collectively referred to as covered assets) begins with the first dollar of loss incurred. Pursuant to the terms of the loss share agreements, the FDIC is obligated to reimburse the Bank for 80 percent of losses with respect to the covered assets. The Bank will reimburse the FDIC for 80 percent of recoveries with respect to losses for which the FDIC paid the Bank under the loss share agreements.

The loss share agreement applicable to single-family residential mortgage loans provides for FDIC loss sharing and Bank reimbursement to the FDIC for recoveries for ten years from the acquisition date. The loss share agreement applicable to commercial loans and other covered assets provides for FDIC loss sharing for five years and Bank reimbursement of recoveries to the FDIC for a total of eight years.

On April 16, 2010, in a purchase and assumption agreement with the FDIC, as receiver of Tamalpais Bank, Union Bank acquired loans with a fair value of $373 million and OREO with a fair value of $7 million. All acquired loans and OREO are covered by loss share agreements, with various terms, between the FDIC and the Bank.

Nonperforming assets at June 30, 2010, were $1.56 billion, or 1.85 percent of total assets. Excluding FDIC covered assets, nonperforming assets were 1.68 percent of total assets at June 30, 2010. This compares with $1.47 billion, or 1.72 percent of total assets, at March 31, 2010, and $1.14 billion, or 1.55 percent of total assets, at June 30, 2009. The increase in nonperforming assets compared with June 30, 2009, resulted from weak economic conditions, which drove higher levels of nonaccrual loans in most segments of the loan portfolio.

For second quarter 2010, the total provision for credit losses was $45 million, down from $165 million for first quarter 2010. Net charge-offs were $94 million, or 0.78 percent annualized of average total loans, down from $119 million, or 1.03 percent annualized of average total loans, for first quarter 2010. Excluding FDIC covered assets, net charge-offs for second quarter 2010 were 0.81 percent annualized of average total loans. For second quarter 2009, the total provision for credit losses was $375 million and net charge-offs were $152 million, or 1.23 percent annualized of average total loans.

The total provision for credit losses is comprised of the provision for loan losses and the provision for losses on off-balance sheet commitments, which is classified in noninterest expense. In second quarter 2010, the provision for loan losses was $44 million and the provision for losses on off-balance sheet commitments was $1 million, which resulted in a total provision for credit losses of $45 million.

At June 30, 2010, the allowance for credit losses as a percent of total loans and as a percent of nonaccrual loans was 3.16 percent (3.29 percent excluding FDIC covered loans) and 113 percent, respectively. This compares with 3.38 percent and 111 percent, respectively, at March 31, 2010, and 2.55 percent and 113 percent, respectively, at June 30, 2009.

Capital

Total stockholder’s equity was $9.9 billion and tangible common equity was $7.2 billion at June 30, 2010. The Company’s tangible common equity ratio was 8.83 percent at June 30, 2010, compared with 8.47 percent at March 31, 2010. The Tier 1 common capital ratio at June 30, 2010, was 11.93 percent, compared with 11.96 percent at March 31, 2010. The Company’s Tier 1 and total risk-based capital ratios at June 30, 2010, were 11.95 percent and 14.64 percent, respectively.

Non-GAAP Financial Measures

This press release contains certain references to financial measures identified as excluding privatization transaction expenses, which are adjustments from comparable measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (GAAP). These financial measures, as used herein, differ from financial measures reported under GAAP in that they exclude unusual or non-recurring charges, losses, credits or gains. This press release identifies the specific items excluded from the comparable GAAP financial measure in the calculation of each non-GAAP financial measure. Because these items are unusual and substantial costs, management believes that financial presentations excluding the impact of these items provide useful supplemental information which is important to a proper understanding of the Company’s core business results. These presentations should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures presented by other companies.

Headquartered in San Francisco, UnionBanCal Corporation is a financial holding company with assets of $84 billion at June 30, 2010. Its primary subsidiary, Union Bank, N.A., is a full-service commercial bank providing an array of financial services to individuals, small businesses, middle-market companies, and major corporations. The bank operated 396 banking offices in California, Washington, Oregon and Texas, as well as two international offices, on June 30, 2010. UnionBanCal Corporation is a wholly-owned subsidiary of The Bank of Tokyo-Mitsubishi UFJ, Ltd., which is a subsidiary of Mitsubishi UFJ Financial Group, Inc. Union Bank is a proud member of the Mitsubishi UFJ Financial Group (MUFG, NYSE:MTU), one of the world’s largest financial organizations. Visit www.unionbank.com for more information.

UnionBanCal Corporation and Subsidiaries Financial Highlights (Unaudited) Exhibit 1
	As of and for the Three Months Ended					Percent Change to June 30, 2010 from
(Dollars in thousands)	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	June 30, 2009	March 31, 2010
Results of operations:
Net interest income (1)	$553,094	$564,296	$580,412	$576,794	$602,775	9.0%	4.5%
Noninterest income	183,213	183,929	185,286	209,905	244,294	33.3%	16.4%
Total revenue	736,307	748,225	765,698	786,699	847,069	15.0%	7.7%
Noninterest expense	532,058	505,815	529,245	524,572	584,200	9.8%	11.4%
Pre-tax, pre-provision income	204,249	242,410	236,453	262,127	262,869	28.7%	0.3%
Provision for loan losses	360,000	314,000	191,000	170,000	44,000	(87.8%)	(74.1%)
Income (loss) before income taxes and including noncontrolling interests (1)	(155,751)	(71,590)	45,453	92,127	218,869	nm	nm
Taxable-equivalent adjustment	2,748	3,260	2,685	2,441	2,382	(13.3%)	(2.4%)
Income tax expense (benefit)	(78,492)	(57,821)	885	15,401	66,264	nm	nm
Net income (loss) including noncontrolling interests	(80,007)	(17,029)	41,883	74,285	150,223	nm	nm
Deduct: Net loss from noncontrolling interests	-	-	-	3,059	3,536	nm	15.6%
Net income (loss) attributable to UnionBanCal Corporation (UNBC)	$(80,007)	$(17,029)	$41,883	$77,344	$153,759	nm	98.8%

Balance sheet (end of period):
Total assets	$73,984,788	$78,153,207	$85,598,128	$85,471,296	$84,309,990	14.0%	(1.4%)
Total securities (3)	8,574,553	19,403,911	23,786,547	23,412,283	23,054,467	nm	(1.5%)
Total loans	48,896,520	48,169,508	47,228,508	46,721,210	48,362,889	(1.1%)	3.5%
Core deposits (4)	50,538,879	50,109,655	55,687,108	53,073,409	52,934,521	4.7%	(0.3%)
Total deposits	58,338,959	60,691,368	68,517,653	66,581,593	66,270,584	13.6%	(0.5%)
Medium- and long-term debt	5,131,068	5,121,553	4,212,184	4,710,979	4,702,403	(8.4%)	(0.2%)
UNBC stockholder's equity	7,429,500	9,475,004	9,580,333	9,706,081	9,941,892	33.8%	2.4%

Balance sheet (period average):
Total assets	$71,495,226	$74,352,649	$81,964,956	$84,810,109	$85,510,707	19.6%	0.8%
Total securities (3)	8,612,531	10,774,972	20,230,854	23,546,665	23,088,490	nm	(1.9%)
Total loans	49,556,222	48,764,826	47,871,715	46,847,523	47,827,078	(3.5%)	2.1%
Earning assets	65,008,223	68,235,083	75,800,728	78,311,856	78,135,432	20.2%	(0.2%)
Core deposits (4)	47,250,740	50,246,297	53,995,708	54,588,331	54,380,813	15.1%	(0.4%)
Total deposits	54,352,412	59,453,936	65,697,920	67,838,145	68,104,408	25.3%	0.4%
UNBC stockholder's equity	7,303,050	7,358,773	9,405,635	9,532,428	9,630,657	31.9%	1.0%

Performance ratios:
Return on average assets (2)	(0.45%)	(0.09%)	0.20%	0.37%	0.72%
Return on average UNBC stockholder's equity (2)	(4.39%)	(0.92%)	1.77%	3.29%	6.40%
Efficiency ratio (5)	68.28%	65.07%	66.36%	64.98%	64.86%
Net interest margin (1) (2)	3.41%	3.31%	3.06%	2.95%	3.09%

Capital ratios:
Tangible common equity ratio (6)	6.56%	8.94%	8.29%	8.47%	8.83%
Tier 1 common capital ratio (7)(8)	8.66%	11.58%	11.80%	11.96%	11.93%
Tier 1 risk-based capital ratio (8)	8.68%	11.60%	11.82%	11.98%	11.95%
Total risk-based capital ratio (8)	11.54%	14.42%	14.54%	14.70%	14.64%
Leverage ratio (8)	7.89%	10.39%	9.45%	9.22%	9.23%

Selected financial ratios excluding impact of privatization transaction (12):
From net income (loss) attributable to UNBC:
Return on average assets (2)	(0.39%)	(0.03%)	0.28%	0.44%	0.78%
Return on average stockholder's equity (2)	(5.48%)	(0.45%)	3.15%	5.10%	9.01%
Efficiency ratio (5)	63.97%	60.36%	62.29%	61.51%	62.39%

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries Financial Highlights (Unaudited) Exhibit 2
	As of and for the Six Months Ended		Percent Change to June 30, 2010 from
(Dollars in thousands)	June 30, 2009 (1)	June 30, 2010 (1)	June 30, 2009
Results of operations:
Net interest income (1)	$1,115,714	$1,179,569	5.7%
Noninterest income	357,929	454,199	26.9%
Total revenue	1,473,643	1,633,768	10.9%
Noninterest expense	1,053,441	1,108,772	5.3%
Pre-tax, pre-provision income	420,202	524,996	24.9%
Provision for loan losses	609,000	214,000	(64.9%)
Income (loss) before income taxes and including noncontrolling interests (1)	(188,798)	310,996	nm
Taxable-equivalent adjustment	5,365	4,823	(10.1%)
Income tax expense (benefit)	(104,348)	81,665	nm
Net income (loss) including noncontrolling interests	(89,815)	224,508	nm
Deduct: Net loss from noncontrolling interests	-	6,595	nm
Net income (loss) attributable to UNBC	$(89,815)	$231,103	nm

Balance sheet (end of period):
Total assets	$73,984,788	$84,309,990	14.0%
Total securities (3)	8,574,553	23,054,467	nm
Total loans	48,896,520	48,362,889	(1.1%)
Core deposits (4)	50,538,879	52,934,521	4.7%
Total deposits	58,338,959	66,270,584	13.6%
Medium- and long-term debt	5,131,068	4,702,403	(8.4%)
UNBC stockholder's equity	7,429,500	9,941,892	33.8%

Balance sheet (period average):
Total assets	$69,296,183	$85,162,313	22.9%
Total securities (3)	8,491,983	23,316,311	nm
Total loans	49,671,989	47,340,005	(4.7%)
Earning assets	62,743,021	78,223,154	24.7%
Core deposits (4)	43,318,458	54,483,999	25.8%
Total deposits	50,514,116	67,972,012	34.6%
UNBC stockholder's equity	7,319,518	9,581,811	30.9%

Performance ratios:
Return on average assets (2)	(0.26%)	0.55%
Return on average UNBC stockholder's equity (2)	(2.47%)	4.86%
Efficiency ratio (5)	66.98%	64.92%
Net interest margin (1) (2)	3.56%	3.02%

Capital ratios:
Tangible common equity ratio (6)	6.56%	8.83%
Tier 1 common capital ratio (7)(8)	8.66%	11.93%
Tier 1 risk-based capital ratio (8)	8.68%	11.95%
Total risk-based capital ratio (8)	11.54%	14.64%
Leverage ratio (8)	7.89%	9.23%

Selected financial ratios excluding impact of privatization transaction (12):
From net income (loss) attributable to UNBC:
Return on average assets (2)	(0.17%)	0.61%
Return on average stockholder's equity (2)	(2.28%)	7.08%
Efficiency ratio (5)	61.54%	61.97%

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries Credit Quality (Unaudited) Exhibit 3
	As of and for the Three Months Ended					Percent Change to June 30, 2010 from
(Dollars in thousands)	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	June 30, 2009	March 31, 2010

Credit Data:
Provision for loan losses	$360,000	$314,000	$191,000	$170,000	$44,000	(87.8%)	(74.1%)
Provision (reversal) for off-balance sheet commitments	15,000	6,000	4,000	(5,000)	1,000	(93.3%)	nm
Total provision for credit losses	$375,000	$320,000	$195,000	$165,000	$45,000	(88.0%)	(72.7%)
Net charge-offs	$151,579	$136,673	$94,780	$119,411	$93,531	(38.3%)	(21.7%)
Nonperforming assets	1,144,602	1,367,691	1,349,793	1,466,937	1,562,804	36.5%	6.5%

Credit Ratios:
Allowance for loan losses to:
Total loans	2.21%	2.62%	2.87%	3.01%	2.81%
Nonaccrual loans	98.14%	95.15%	103.03%	99.06%	100.38%
Allowances for credit losses to (9) :
Total loans	2.55%	2.97%	3.25%	3.38%	3.16%
Nonaccrual loans	113.24%	108.16%	116.42%	111.11%	113.13%
Net charge-offs to average total loans (2)	1.23%	1.11%	0.79%	1.03%	0.78%
Nonperforming assets to total loans, foreclosed assets and distressed loans held for sale	2.34%	2.84%	2.86%	3.14%	3.22%
Nonaccrual loans to total loans	2.25%	2.75%	2.79%	3.04%	2.80%
Nonperforming assets to total assets	1.55%	1.75%	1.58%	1.72%	1.85%

Excluding FDIC covered assets (13):
Allowance for loan losses to:
Total loans	N/A	N/A	N/A	N/A	2.92%
Nonaccrual loans	N/A	N/A	N/A	N/A	102.17%
Allowances for credit losses to (9) :
Total loans	N/A	N/A	N/A	N/A	3.29%
Nonaccrual loans	N/A	N/A	N/A	N/A	115.14%
Net charge-offs to average total loans (2)	N/A	N/A	N/A	N/A	0.81%
Nonperforming assets to total loans, foreclosed assets and distressed loans held for sale	N/A	N/A	N/A	N/A	2.97%
Nonaccrual loans to total loans	N/A	N/A	N/A	N/A	2.86%
Nonperforming assets to total assets	N/A	N/A	N/A	N/A	1.68%

	As of and for the Six Months Ended		Percent Change to June 30, 2010 from
(Dollars in thousands)	June 30, 2009	June 30, 2010	June 30, 2009

Credit Data:
Provision for loan losses	$609,000	$214,000	(64.9%)
Provision for off-balance sheet commitments	41,000	(4,000)	nm
Total provision for credit losses	$650,000	$210,000	(67.7%)
Net charge-offs	$267,957	$212,942	(20.5%)
Nonperforming assets	1,144,602	1,562,804	36.5%

Credit Ratios:
Net charge-offs to average total loans (2)	1.09%	0.91%
Nonperforming assets to total assets	1.55%	1.85%

Excluding FDIC covered assets (13):
Net charge-offs to average total loans (2)	N/A	0.92%
Nonperforming assets to total assets	N/A	1.68%

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries Condensed Consolidated Statements of Income (Unaudited) Exhibit 4

	For the Three Months Ended
(Amounts in thousands)	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010
Interest Income
Loans	$584,532	$576,166	$557,103	$539,574	$568,852
Securities	98,385	109,279	144,623	143,336	134,591
Interest bearing deposits in banks	3,550	4,956	4,043	4,055	3,696
Federal funds sold and securities purchased under resale agreements	97	110	23	119	150
Trading account assets	210	250	355	819	585
Total interest income	686,774	690,761	706,147	687,903	707,874

Interest Expense
Deposits	100,186	101,374	101,703	85,562	78,477
Federal funds purchased and securities sold under repurchase agreements	19	41	24	37	41
Commercial paper	954	355	194	240	289
Other borrowed funds	5,616	604	613	1,202	1,172
Medium- and long-term debt	29,415	27,112	25,648	26,241	27,175
Trust notes	238	239	238	268	327
Total interest expense	136,428	129,725	128,420	113,550	107,481

Net Interest Income	550,346	561,036	577,727	574,353	600,393
Provision for loan losses	360,000	314,000	191,000	170,000	44,000
Net interest income after provision for loan losses	190,346	247,036	386,727	404,353	556,393

Noninterest Income
Service charges on deposit accounts	71,843	74,888	72,711	66,140	63,843
Trust and investment management fees	34,130	34,506	32,454	31,420	34,244
Securities gains (losses), net	(172)	12,694	11,759	33,893	27,244
Trading account activities	16,251	10,513	24,134	21,093	25,379
Merchant banking fees	19,924	14,601	16,295	13,676	22,223
Card processing fees, net	8,124	8,559	8,293	8,620	12,856
Brokerage commissions and fees	8,506	8,611	8,160	8,528	10,906
Other	24,607	19,557	11,480	26,535	47,599
Total noninterest income	183,213	183,929	185,286	209,905	244,294

Noninterest Expense
Salaries and other compensation	191,104	198,768	220,789	224,400	269,749
Employee benefits	41,953	35,213	40,266	55,186	49,942
Salaries and employee benefits	233,057	233,981	261,055	279,586	319,691
Net occupancy	43,222	43,146	38,793	43,380	46,441
Intangible asset amortization	40,281	40,641	40,101	31,793	30,613
Regulatory agencies	52,836	30,739	32,103	29,848	30,526
Outside services	22,948	22,219	25,288	22,785	24,269
Professional services	19,489	17,647	16,981	16,361	26,103
Equipment	16,602	17,838	16,383	15,811	16,929
Software	14,205	16,502	17,205	14,728	15,831
Foreclosed asset expense (income)	3,282	(144)	2,315	(198)	871
Provision for (reversal of) losses on off-balance sheet commitments	15,000	6,000	4,000	(5,000)	1,000
Privatization-related expense	7,433	6,649	4,981	5,153	426
Other	63,703	70,597	70,040	70,325	71,500
Total noninterest expense	532,058	505,815	529,245	524,572	584,200
Income (loss) before income taxes and including
noncontrolling interests	(158,499)	(74,850)	42,768	89,686	216,487
Income tax expense (benefit)	(78,492)	(57,821)	885	15,401	66,264
Net Income (Loss) including Noncontrolling Interests	(80,007)	(17,029)	41,883	74,285	150,223
Deduct: Net loss from noncontrolling interests	-	-	-	3,059	3,536
Net Income (Loss) attributable to UNBC	$(80,007)	$(17,029)	$41,883	$77,344	$153,759

UnionBanCal Corporation and Subsidiaries Condensed Consolidated Statements of Income (Unaudited) Exhibit 5

	For the Six Months Ended
	June 30,
(Amounts in thousands)	2009	2010
Interest Income
Loans	$1,186,374	$1,108,426
Securities	201,282	277,927
Interest bearing deposits in banks	4,450	7,751
Federal funds sold and securities purchased under resale agreements	238	269
Trading account assets	360	1,404
Total interest income	1,392,704	1,395,777

Interest Expense
Deposits	205,224	164,039
Federal funds purchased and securities sold under repurchase agreements	72	78
Commercial paper	2,546	529
Other borrowed funds	17,093	2,374
Medium- and long-term debt	56,944	53,416
Trust notes	476	595
Total interest expense	282,355	221,031

Net Interest Income	1,110,349	1,174,746
Provision for loan losses	609,000	214,000
Net interest income after provision for loan losses	501,349	960,746

Noninterest Income
Service charges on deposit accounts	143,165	129,983
Trust and investment management fees	68,037	65,664
Securities gains (losses), net	(172)	61,137
Trading account activities	38,943	46,472
Merchant banking fees	33,756	35,899
Card processing fees, net	15,660	21,476
Brokerage commissions and fees	16,813	19,434
Other	41,727	74,134
Total noninterest income	357,929	454,199

Noninterest Expense
Salaries and other compensation	379,327	494,149
Employee benefits	97,293	105,128
Salaries and employee benefits	476,620	599,277
Net occupancy	85,143	89,821
Intangible asset amortization	81,168	62,406
Regulatory agencies	70,774	60,374
Outside services	41,782	47,054
Professional services	35,427	42,464
Equipment	32,015	32,740
Software	29,243	30,559
Foreclosed asset expense	4,168	673
(Reversal of) provision for losses on off-balance sheet commitments	41,000	(4,000)
Privatization-related expense	34,252	5,579
Other	121,849	141,825
Total noninterest expense	1,053,441	1,108,772

Income (loss) before income taxes and including noncontrolling interests	(194,163)	306,173
Income tax expense (benefit)	(104,348)	81,665
Net Income (Loss) including Noncontrolling Interests	(89,815)	224,508

Deduct: Net loss from noncontrolling interests	-	6,595
Net Income (Loss) attributable to UNBC	$(89,815)	$231,103

UnionBanCal Corporation and Subsidiaries Consolidated Balance Sheets Exhibit 6

(Dollars in thousands)	(Unaudited) June 30, 2009	(Unaudited) September 30, 2009	December 31, 2009	(Unaudited) March 31, 2010	(Unaudited) June 30, 2010
Assets
Cash and due from banks	$ 1,285,780	$ 1,155,497	$ 1,198,258	$ 1,110,333	$ 1,221,462
Interest bearing deposits in banks (includes $9,991 at March 31, 2010 and $13,176 at June 30, 2010 related to consolidated variable interest entities (VIEs))	8,556,837	2,659,460	6,585,029	6,874,338	2,873,014
Federal funds sold and securities purchased under resale agreements	198,955	437,328	442,552	488,520	287,698
Total cash and cash equivalents	10,041,572	4,252,285	8,225,839	8,473,191	4,382,174
Trading account assets:
Pledged as collateral	51,714	60,816	15,168	54,380	64,106
Held in portfolio	853,922	879,734	710,480	775,915	1,054,994
Securities available for sale:
Pledged as collateral	-	-	2,500	-	-
Held in portfolio	7,403,173	18,210,574	22,556,329	22,164,722	21,788,581
Securities held to maturity (Fair value: June 30, 2009, $1,112,813; September 30, 2009 $1,269,934; December 31, 2009, $1,457,654; March 31, 2010, $1,500,746; June 30, 2010, $1,433,596)	1,171,380	1,193,337	1,227,718	1,247,561	1,265,886
Loans:
Loans, excluding FDIC covered loans	48,896,520	48,169,508	47,228,508	46,721,210	46,498,887
FDIC covered loans	-	-	-	-	1,864,002
Total loans	48,896,520	48,169,508	47,228,508	46,721,210	48,362,889
Allowance for loan losses	(1,081,633)	(1,260,307)	(1,357,000)	(1,408,013)	(1,357,869)
Loans, net	47,814,887	46,909,201	45,871,508	45,313,197	47,005,020
Due from customers on acceptances	19,944	12,842	8,514	7,788	11,446
Premises and equipment, net	664,673	667,005	674,298	671,230	669,302
Intangible assets, net	641,406	601,140	561,040	529,247	517,311
Goodwill	2,369,326	2,369,326	2,369,326	2,369,326	2,416,979
FDIC indemnification asset	-	-	-	-	908,771
Other assets (includes $297,736 at March 31, 2010 and $293,881 at June 30, 2010 related to consolidated VIEs)	2,952,791	2,996,947	3,375,408	3,864,739	4,225,420
Total assets	$ 73,984,788	$ 78,153,207	$ 85,598,128	$ 85,471,296	$ 84,309,990

Liabilities
Noninterest bearing	$ 14,926,564	$ 14,472,375	$ 14,558,989	$ 14,389,261	$ 15,319,290
Interest bearing	43,412,395	46,218,993	53,958,664	52,192,332	50,951,294
Total deposits	58,338,959	60,691,368	68,517,653	66,581,593	66,270,584
Federal funds purchased and securities sold under repurchase agreements	203,205	229,268	150,453	575,668	101,516
Commercial paper	492,127	423,499	888,541	799,106	610,580
Other borrowed funds	606,019	164,861	591,934	833,617	286,275
Trading account liabilities	690,704	715,075	538,894	736,813	815,282
Acceptances outstanding	19,944	12,842	8,514	7,788	11,446
Other liabilities (includes $1,675 at March 31, 2010 and $1,841 at June 30, 2010 related to consolidated VIEs)	1,059,508	1,306,097	1,096,095	1,224,440	1,278,223
Medium- and long-term debt (includes $7,853 at both March 31, 2010 and June 30, 2010 related to consolidated VIEs)	5,131,068	5,121,553	4,212,184	4,710,979	4,702,403
Junior subordinated debt payable to subsidiary grantor trust	13,754	13,640	13,527	13,444	13,419
Total liabilities	66,555,288	68,678,203	76,017,795	75,483,448	74,089,728

Equity
UNBC Stockholder's Equity:
Common stock, par value $1 per share:
Authorized 300,000,000 shares; 136,330,829 shares issued	136,331	136,331	136,331	136,331	136,331
Additional paid-in capital	3,195,023	5,195,023	5,195,023	5,195,023	5,195,023
Retained earnings	4,874,987	4,857,958	4,899,841	4,977,185	5,130,944
Accumulated other comprehensive loss	(776,841)	(714,308)	(650,862)	(602,458)	(520,406)
Total UNBC stockholder's equity	7,429,500	9,475,004	9,580,333	9,706,081	9,941,892
Noncontrolling interests	-	-	-	281,767	278,370
Total equity	7,429,500	9,475,004	9,580,333	9,987,848	10,220,262
Total liabilities and equity	$ 73,984,788	$ 78,153,207	$ 85,598,128	$ 85,471,296	$ 84,309,990

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries Loans and Nonperforming Assets (Unaudited) Exhibit 7

(Dollars in millions)	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010

Loans (period end)
Loans held for investment, excluding FDIC covered loans:
Commercial, financial and industrial	$17,064	$15,995	$15,258	$14,870	$14,675
Construction	2,792	2,692	2,429	2,151	2,114
Mortgage - Commercial	8,256	8,320	8,246	8,249	8,062
Mortgage - Residential	16,216	16,576	16,716	16,893	17,089
Consumer	3,861	3,903	3,917	3,914	3,914
Lease financing	657	659	654	641	642

Total loans held for investment, excluding FDIC loans	48,846	48,145	47,220	46,718	46,496
Total loans held for sale	51	25	9	3	3

Total loans, excluding FDIC covered loans	48,897	48,170	47,229	46,721	46,499
FDIC covered loans:
Commercial, financial and industrial	-	-	-	-	547
Construction	-	-	-	-	358
Mortgage - Commercial	-	-	-	-	785
Mortgage - Residential	-	-	-	-	115
Consumer	-	-	-	-	59
Total FDIC covered loans	-	-	-	-	1,864

Total loans	$48,897	$48,170	$47,229	$46,721	$48,363

Nonperforming Assets (period end)
Nonaccrual loans:
Commercial, financial and industrial	$361	$380	$336	$251	$157
Construction	314	388	335	412	373
Mortgage - Commercial	265	355	414	501	458
Mortgage - Residential	142	165	194	217	227
Consumer	20	21	21	24	25
Restructured - nonaccrual	-	16	17	16	89

Total nonaccrual loans, excluding FDIC covered loans	1,102	1,325	1,317	1,421	1,329
FDIC covered nonaccrual loans	-	-	-	-	24
Total nonaccrual loans	1,102	1,325	1,317	1,421	1,353

Restructured loans - nonperforming	10	-	-	-	-
Distressed loans held for sale	-	9	-	-	-
Foreclosed assets	33	34	33	45	52
FDIC covered foreclosed assets	-	-	-	-	158

Total nonperforming assets	$1,145	$1,368	$1,350	$1,466	$1,563
Total nonperforming assets, excluding FDIC covered nonaccrual loans and foreclosed assets	$1,145	$1,368	$1,350	$1,466	$1,381

Loans 90 days or more past due and still accruing (14)	$4	$5	$5	$15	$6
Restructured loans that are still accruing	$1	$2	$4	$7	$9

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries Allowance for Credit Losses (Unaudited) Exhibit 8

	As of and for the Three Months Ended
(Dollars in thousands)	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010

Analysis of Allowances for Credit Losses
Beginning balance	$870,185	$1,081,633	$1,260,307	$1,357,000	$1,408,013

Provision for loan losses	360,000	314,000	191,000	170,000	44,000

Charge-offs:
Commercial, financial and industrial	(85,870)	(77,996)	(45,994)	(67,160)	(29,770)
Construction	(23,153)	(13,892)	(31,472)	(16,552)	(9,359)
Mortgage - Commercial	(23,533)	(26,298)	(18,701)	(31,869)	(50,657)
Mortgage - Residential	(8,880)	(13,960)	(11,073)	(10,276)	(11,407)
Consumer	(11,731)	(11,134)	(10,454)	(9,763)	(10,301)
Total charge-offs	(153,167)	(143,280)	(117,694)	(135,620)	(111,494)

Recoveries:
Commercial, financial and industrial	1,125	6,129	21,215	13,119	8,306
Construction	150	-	1,233	2,391	7,236
Mortgage - Commercial	18	30	20	236	1,699
Mortgage - Residential	5	2	3	28	257
Consumer	290	446	443	435	465
Total recoveries	1,588	6,607	22,914	16,209	17,963
Net recoveries (charge-offs)	(151,579)	(136,673)	(94,780)	(119,411)	(93,531)

Other	3,027	1,347	473	424	(613)
Ending balance of allowance for loan losses	1,081,633	1,260,307	1,357,000	1,408,013	1,357,869
Allowance for off-balance sheet commitment losses	166,374	172,374	176,374	171,374	172,374
		$-	$176	$-
Allowances for credit losses	$1,248,007	$1,432,681	$1,533,374	$1,579,387	$1,530,243

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries Net Interest Income (Unaudited) Exhibit 9

	For the Three Months Ended
	June 30, 2009			June 30, 2010
(Dollars in thousands)	Average Balance	Interest Income/ Expense (1)	Average Yield/ Rate (1)(2)	Average Balance	Interest Income/ Expense (1)	Average Yield/ Rate (1)(2)
Assets
Loans: (10)
Commercial, financial and industrial	$17,920,408	$194,560	4.35%	$14,586,256	$167,566	4.61%
Construction	2,788,671	20,658	2.97	2,145,010	15,570	2.91
Residential mortgage	16,089,739	230,269	5.72	16,984,464	226,871	5.34
Commercial mortgage	8,254,595	91,689	4.44	8,179,760	85,809	4.20
Consumer	3,841,202	44,116	4.61	3,919,221	43,049	4.41
Lease financing	661,607	5,598	3.38	640,843	6,214	3.88
Total loans, excluding FDIC covered loans	49,556,222	586,890	4.74	46,455,554	545,079	4.70
FDIC covered loans	-	-	-	1,371,524	25,796	7.54
Total loans	49,556,222	586,890	4.74	47,827,078	570,875	4.78
Securities - taxable	8,564,355	97,738	4.56	23,043,696	134,000	2.33
Securities - tax-exempt	48,176	1,016	8.44	44,794	924	8.25
Interest bearing deposits in banks	5,594,318	3,550	0.25	5,920,479	3,696	0.25
Federal funds sold and securities purchased under resale agreements	203,529	97	0.19	391,521	150	0.15
Trading account assets	1,041,623	231	0.09	907,864	611	0.27
Total earning assets	65,008,223	689,522	4.25	78,135,432	710,256	3.64
Allowance for loan losses	(839,115)			(1,459,394)
Cash and due from banks	1,285,449			1,202,081
Premises and equipment, net	669,993			672,285
Other assets	5,370,676			6,960,303
Total assets	$71,495,226			$85,510,707
Liabilities
Deposits:
Transaction accounts	$29,514,913	66,549	0.90	$37,607,938	48,001	0.51
Savings and consumer time	4,328,326	13,546	1.26	7,420,779	15,358	0.83
Large time	6,604,845	20,091	1.22	8,265,102	15,118	0.73
Total interest bearing deposits	40,448,084	100,186	0.99	53,293,819	78,477	0.59
Federal funds purchased and securities sold under repurchase agreements	163,381	19	0.05	138,242	41	0.12
Commercial paper	569,337	954	0.67	573,178	289	0.20
Other borrowed funds (11)	2,124,419	5,616	1.06	683,388	1,172	0.69
Medium- and long-term debt	5,137,901	29,415	2.30	4,718,371	27,175	2.31
Trust notes	13,809	238	6.90	13,431	327	9.74
Total borrowed funds	8,008,847	36,242	1.82	6,126,610	29,004	1.90
Total interest bearing liabilities	48,456,931	136,428	1.13	59,420,429	107,481	0.73
Noninterest bearing deposits	13,904,328			14,810,589
Other liabilities	1,830,917			1,367,302
Total liabilities	64,192,176			75,598,320
Equity
UNBC Stockholder's equity	7,303,050			9,630,657
Noncontrolling interests	-			281,730
Total equity	7,303,050			9,912,387
Total liabilities and equity	$71,495,226			$85,510,707

Net interest income/spread (taxable-equivalent basis)		553,094	3.12%		602,775	2.91%
Impact of noninterest bearing sources			0.29			0.18
Net interest margin			3.41			3.09
Less: taxable-equivalent adjustment		2,748			2,382
Net interest income		$550,346			$600,393

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries Net Interest Income (Unaudited) Exhibit 10

	For the Three Months Ended
	March 31, 2010			June 30, 2010
(Dollars in thousands)	Average Balance	Interest Income/ Expense (1)	Average Yield/ Rate (1)(2)	Average Balance	Interest Income/ Expense (1)	Average Yield/ Rate (1)(2)
Assets
Loans: (10)
Commercial, financial and industrial	$14,954,956	$161,889	4.39%	$14,586,256	$167,566	4.61%
Construction	2,308,856	16,890	2.97	2,145,010	15,570	2.91
Residential mortgage	16,784,420	227,489	5.42	16,984,464	226,871	5.34
Commercial mortgage	8,234,255	86,393	4.20	8,179,760	85,809	4.20
Consumer	3,915,724	42,809	4.43	3,919,221	43,049	4.41
Lease financing	649,312	6,181	3.81	640,843	6,214	3.88
Total loans, excluding FDIC covered loans	46,847,523	541,651	4.65	46,455,554	545,079	4.70
FDIC covered loans	-	-	-	1,371,524	25,796	7.54
Total loans	46,847,523	541,651	4.65	47,827,078	570,875	4.78
Securities - taxable	23,504,338	142,774	2.43	23,043,696	134,000	2.33
Securities - tax-exempt	42,327	885	8.37	44,794	924	8.25
Interest bearing deposits in banks	6,596,843	4,055	0.25	5,920,479	3,696	0.25
Federal funds sold and securities purchased under resale agreements	461,098	119	0.10	391,521	150	0.15
Trading account assets	859,727	860	0.41	907,864	611	0.27
Total earning assets	78,311,856	690,344	3.54	78,135,432	710,256	3.64
Allowance for loan losses	(1,407,252)			(1,459,394)
Cash and due from banks	1,205,261			1,202,081
Premises and equipment, net	673,907			672,285
Other assets	6,026,337			6,960,303
Total assets	$84,810,109			$85,510,707
Liabilities
Deposits:
Transaction accounts	$39,861,094	63,079	0.64	$37,607,938	48,001	0.51
Savings and consumer time	5,971,776	11,945	0.81	7,420,779	15,358	0.83
Large time	7,621,415	10,538	0.56	8,265,102	15,118	0.73
Total interest bearing deposits	53,454,285	85,562	0.65	53,293,819	78,477	0.59
Federal funds purchased and securities sold under repurchase agreements	205,765	37	0.07	138,242	41	0.12
Commercial paper	576,429	240	0.17	573,178	289	0.20
Other borrowed funds (11)	713,687	1,202	0.68	683,388	1,172	0.69
Medium- and long-term debt	4,560,180	26,241	2.33	4,718,371	27,175	2.31
Trust notes	13,475	268	7.95	13,431	327	9.74
Total borrowed funds	6,069,536	27,988	1.87	6,126,610	29,004	1.90
Total interest bearing liabilities	59,523,821	113,550	0.77	59,420,429	107,481	0.73
Noninterest bearing deposits	14,383,860			14,810,589
Other liabilities	1,276,119			1,367,302
Total liabilities	75,183,800			75,598,320
Equity
UNBC Stockholder's equity	9,532,428			9,630,657
Noncontrolling interests	93,881			281,730
Total equity	9,626,309			9,912,387
Total liabilities and equity	$84,810,109			$85,510,707

Net interest income/spread (taxable-equivalent basis)		576,794	2.77%		602,775	2.91%
Impact of noninterest bearing sources			0.18			0.18
Net interest margin			2.95			3.09
Less: taxable-equivalent adjustment		2,441			2,382
Net interest income		$574,353			$600,393

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries Net Interest Income (Unaudited) Exhibit 11

	For the Six Months Ended
	June 30, 2009 (1)			June 30, 2010 (1)
(Dollars in thousands)	Average Balance	Interest Income/ Expense (2)	Average Yield/ Rate (2)	Average Balance	Interest Income/ Expense (2)	Average Yield/ Rate (2)
Assets
Loans: (10)
Commercial, financial and industrial	$18,210,574	$388,347	4.30%	$14,769,587	$329,455	4.50%
Construction	2,761,302	39,919	2.92	2,226,480	32,460	2.94
Residential mortgage	16,006,925	464,707	5.81	16,884,994	454,360	5.38
Commercial mortgage	8,253,963	194,078	4.70	8,206,857	172,202	4.20
Consumer	3,782,055	90,655	4.83	3,917,482	85,858	4.42
Lease financing	657,170	13,251	4.03	645,054	12,395	3.84
Total loans, excluding FDIC covered loans	49,671,989	1,190,957	4.81	46,650,454	1,086,730	4.67
FDIC covered loans	-	-	-	689,551	25,796	7.52
Total loans	49,671,989	1,190,957	4.81	47,340,005	1,112,526	4.72
Securities - taxable	8,442,693	199,994	4.74	23,272,744	276,774	2.38
Securities - tax-exempt	49,290	2,041	8.28	43,567	1,809	8.30
Interest bearing deposits in banks	3,225,689	4,450	0.28	6,256,793	7,751	0.25
Federal funds sold and securities purchased under resale agreements	200,067	238	0.24	426,117	269	0.13
Trading account assets	1,153,293	389	0.07	883,928	1,471	0.34
Total earning assets	62,743,021	1,398,069	4.47	78,223,154	1,400,600	3.59
Allowance for loan losses	(774,142)			(1,433,495)
Cash and due from banks	1,300,479			1,203,662
Premises and equipment, net	671,995			673,092
Other assets	5,354,830			6,495,900
Total assets	$69,296,183			$85,162,313
Liabilities
Deposits:
Transaction accounts	$26,025,374	127,646	0.99	$38,728,292	111,080	0.58
Savings and consumer time	4,348,026	29,485	1.37	6,700,280	27,303	0.82
Large time	6,917,071	48,093	1.40	7,945,037	25,656	0.65
Total interest bearing deposits	37,290,471	205,224	1.11	53,373,609	164,039	0.62
Federal funds purchased and securities sold under repurchase agreements	207,419	72	0.07	171,817	78	0.09
Commercial paper	644,956	2,546	0.80	574,794	529	0.19
Other borrowed funds (11)	3,595,580	17,093	0.96	698,454	2,374	0.69
Medium- and long-term debt	4,941,716	56,944	2.32	4,639,712	53,416	2.32
Trust notes	13,865	476	6.87	13,453	595	8.84
Total borrowed funds	9,403,536	77,131	1.65	6,098,230	56,992	1.88
Total interest bearing liabilities	46,694,007	282,355	1.22	59,471,839	221,031	0.75
Noninterest bearing deposits	13,223,645			14,598,403
Other liabilities	2,059,013			1,321,936
Total liabilities	61,976,665			75,392,178
Equity
UNBC Stockholder's equity	7,319,518			9,581,811
Noncontrolling interests	-			188,324
Total equity	7,319,518			9,770,135
Total liabilities and equity	$69,296,183			$85,162,313

Net interest income/spread (taxable-equivalent basis)		1,115,714	3.25%		1,179,569	2.84%
Impact of noninterest bearing sources			0.31			0.18
Net interest margin			3.56			3.02
Less: taxable-equivalent adjustment		5,365			4,823
Net interest income		$1,110,349			$1,174,746

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries Reconciliation of Non-GAAP Measures (Unaudited) Exhibit 12

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	For the Three Months Ended					For the Six Months Ended
(Dollars in thousands)	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	June 30, 2009	June 30, 2010

Net income (loss) attributable to UNBC	$(80,007)	$(17,029)	$41,883	$77,344	$153,759	$(89,815)	$231,103
Privatization-related expense, net of tax	4,514	(460)	2,993	3,128	259	20,874	3,387
Net accretion and amortization related to privatization-related fair value adjustments, net of tax	8,765	11,832	10,556	9,016	8,170	13,283	17,186
Net income (loss) attributable to UNBC, excluding impact of privatization transaction	$(66,728)	$(5,657)	$55,432	$89,488	$162,188	$(55,658)	$251,676

Average total assets	$71,495,226	$74,352,649	$81,964,956	$84,810,109	$85,510,707	$69,296,183	$85,162,313
Net adjustments related to privatization transaction	2,610,303	2,590,543	2,569,276	2,547,358	2,528,555	2,615,721	2,537,905
Average total assets, excluding impact of privatization transaction	$68,884,923	$71,762,106	$79,395,680	$82,262,751	$82,982,152	$66,680,462	$82,624,408

Return on average assets (2)	(0.45%)	(0.09%)	0.20%	0.37%	0.72%	(0.26%)	0.55%
Effect of privatization transaction	0.06%	0.06%	0.08%	0.07%	0.06%	0.09%	0.06%
Return on average assets, excluding impact of privatization transaction	(0.39%)	(0.03%)	0.28%	0.44%	0.78%	(0.17%)	0.61%

Average UNBC stockholder's equity (2)	$7,303,050	$7,358,773	$9,405,635	$9,532,428	$9,630,657	$7,319,518	$9,581,811
Net adjustments related to privatization transaction	2,423,392	2,418,824	2,416,677	2,412,648	2,408,987	2,405,947	2,410,807
Average UNBC stockholder's equity, excluding impact of privatization transaction	$4,879,658	$4,939,949	$6,988,958	$7,119,780	$7,221,670	$4,913,571	$7,171,004

Return on average UNBC stockholder's equity	(4.39%)	(0.92%)	1.77%	3.29%	6.40%	(2.47%)	4.86%
Effect of privatization transaction	(1.09%)	0.47%	1.38%	1.81%	2.61%	0.19%	2.22%
Return on average UNBC stockholder's equity, excluding impact of privatization transaction	(5.48%)	(0.45%)	3.15%	5.10%	9.01%	(2.28%)	7.08%

Noninterest expense	$532,058	$505,815	$529,245	$524,572	$584,200	$1,053,441	$1,108,772
Privatization-related expense	7,433	6,649	4,981	5,153	426	34,252	5,579
Amortization related to privatization-related fair value adjustments	41,894	42,548	39,743	33,740	32,303	84,436	66,043
Noninterest expense, excluding impact of privatization transaction	$482,731	$456,618	$484,521	$485,679	$551,471	$934,753	$1,037,150

Total revenue	$736,307	$748,225	$765,698	$786,699	$847,069	$1,473,643	$1,633,768
Accretion related to privatization-related fair value adjustments	27,455	23,060	21,799	18,889	18,845	62,432	37,734
Total revenue, excluding impact of privatization transaction	$708,852	$725,165	$743,899	$767,810	$828,224	$1,411,211	$1,596,034

Noninterest expense	$532,058	$505,815	$529,245	$524,572	$584,200	$1,053,441	$1,108,772
Less: Foreclosed asset expense (income)	3,282	(144)	2,315	(198)	871	4,168	673
Less: Provision for (reversal of) losses on off-balance sheeet commitments	15,000	6,000	4,000	(5,000)	1,000	41,000	(4,000)
Less: Low income housing credit (LIHC) investment amortization expense	11,026	13,064	14,825	13,526	14,247	21,192	27,774
Less: Expenses of the consolidated VIEs	-	-	-	5,039	5,825	-	10,864
Less: One-time costs related to acquisitions	-	-	-	-	12,819	-	12,819
Net noninterest expense before privatization adjustments	$502,750	$486,895	$508,105	$511,205	$549,438	$987,081	$1,060,642
Total revenue	$736,307	$748,225	$765,698	$786,699	$847,069	$1,473,643	$1,633,768
Efficiency ratio (5)	68.28%	65.07%	66.36%	64.98%	64.86%	66.98%	64.92%
Effect of privatization transaction	(4.31%)	(4.71%)	(4.07%)	(3.47%)	(2.47%)	(5.44%)	(2.95%)
Efficiency ratio, excluding impact of privatization transaction	63.97%	60.36%	62.29%	61.51%	62.39%	61.54%	61.97%

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries Footnotes Exhibit 13

(1)	Yields and interest income are presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent.
(2)	Annualized.
(3)	Total securities consist of securities available for sale and securities held to maturity.
(4)	Core deposits consist of total deposits, excluding brokered deposits and time deposits of $100,000 and over.
(5)

The efficiency ratio is net noninterest expense before privatization adjustments (noninterest expense excluding foreclosed asset expense (income), the provision for (reversal of) losses on off-balance sheet commitments, low income housing credit (LIHC) investment amortization expense, expenses of the consolidated VIEs and one-time costs related to the acquisitions of certain assets and liabilities of Frontier Bank and Tamalpais Bank) as a percentage of total revenue (net interest income (taxable-equivalent basis) and noninterest income.) Please refer to Exhibit 12 for a reconciliation of noninterest expense used in the calculation of the efficiency ratio.

(6)

The tangible common equity ratio, a non-GAAP financial measure, is calculated as tangible equity (UNBC stockholder's equity less goodwill and intangible assets, net of related deferred taxes) divided by tangible assets (total assets less goodwill and intangible assets net of related deferred taxes). The methodology of determining tangible common equity may differ among companies. The tangible common equity ratio has been included to facilitate the understanding of the Company's capital structure and for use in assessing and comparing the quality and composition of UnionBanCal's capital structure to other financial institutions.

(7)

The Tier 1 common capital ratio is the ratio of Tier 1 capital, less qualifying trust preferred securities, to risk weighted assets. The Tier 1 common capital ratio, a non-GAAP financial measure, has been included to facilitate the understanding of the Company's capital structure and for use in assessing and comparing the quality and composition of UnionBanCal's capital structure to other financial institutions.

(8)	Estimated as of June 30, 2010.
(9)	The allowance for credit losses ratios include the allowances for loan losses and losses on off-balance sheet commitments.
(10)

Average balances on loans outstanding include all nonperforming loans and loans held for sale. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.

(11)	Includes interest bearing trading liabilities.
(12)	These ratios exclude the impact of the privatization transaction. Please refer to Exhibit 12 for a reconciliation between certain GAAP amounts and these non-GAAP measures.
(13)

These ratios exclude the impact of the acquired loans and foreclosed assets, which are covered under loss share agreements between Union Bank, N.A. and the Federal Deposit Insurance Corporation. Such agreements are related to the April 2010 acquisitions of certain assets and assumption of certain liabilities of Frontier Bank and Tamalpais Bank.

(14)

Excludes loans totaling $300 million that are 90 days or more past due and still accruing at June 30, 2010, which consisted of FDIC covered loans accounted in accordance with the accounting standards for acquired impaired loans.

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CONTACT:
UnionBanCal Corporation
Thomas Taggart, 415-765-2249 (Public Relations)
Michelle Crandall, 415-765-2780 (Investor Relations)